As filed with the Securities and Exchange Commission on April 30, 2010
Registration No. 2-99584

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-lA

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 29	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

AMENDMENT NO. 32	☑
PLAN INVESTMENT FUND, INC.
(Exact Name of Registrant as Specified in Charter)
2 Mid America Plaza, Suite 200
Oakbrook Terrace, Illinois 60181
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code (630) 472-7700
DALE E. PALKA
President and Chief Executive Officer
Plan Investment Fund, Inc.
2 Mid America Plaza, Suite 200
Oakbrook Terrace, Illinois 60181
(Name and Address of Agent for Service)
Copy to:
ROBERT F. WEBER
Seyfarth Shaw LLP
131 S. Dearborn Street, Suite 2400
Chicago, Illinois 60603
It is proposed that this filing will become effective

☑	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Participation Certificates.

PLAN INVESTMENT FUND, INC.
PROSPECTUS
April 30, 2010
     Plan Investment Fund is a mutual fund, which is open only to members and licensees of the Blue Cross and Blue Shield Association and certain related organizations. The Fund offers Participation Certificates in two separate investment portfolios:
•	The Government/REPO Portfolio—a money market fund which seeks a high level of current income by investing in U.S. Government obligations and repurchase agreements relating to such obligations.
•	The Money Market Portfolio—a money market fund which seeks a high level of current income by investing in U.S. Government obligations and repurchase agreements relating to such obligations, and bank and commercial obligations.
     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

GOVERNMENT/REPO PORTFOLIO
Investment Objective
     The Government/REPO Portfolio is a money market fund, which seeks a high level of current income and stability of principal. This Portfolio seeks an annual return at least equal to the yield on overnight repurchase agreements collateralized by U.S. Treasury obligations.
Fees and Expenses
     This table describes the fees and expenses that you may pay if you buy and hold Participation Certificates of the Government/REPO Portfolio. Plan Investment Fund does not charge any form of sales load, redemption fee or exchange fee for the Government/REPO Portfolio.
     Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Management Fees	0.18%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses(1)	0.26%
Fee Waivers and Expense Reimbursements(2)	0.17%
Total Annual Portfolio Operating Expenses after Fee Waivers and Expense Reimbursements	0.09%

(1)	“Total Annual Portfolio Operating Expenses” has been restated downwards to reflect current fees and expenses and does not reflect any expenses of participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds which terminated on September 18, 2009.

(2)	As described under “Management of the Fund — Fee Waivers and Expense Reimbursement” in the Statement of Additional Information relating to this Prospectus, the Fund’s Investment Advisor and Administrator have agreed to waive certain fees otherwise payable by the Portfolios. The Investment Advisor and the Administrator cannot terminate such fee waivers prior to May 1, 2011 without the consent of the Board of Trustees of the Fund. The Fund expects to be able to continue some or all of such fee waivers beyond May 1, 2011 but it cannot be assured that Investment Advisor or the Administrator will agree to such continuance.

Example
     This example is intended to help you compare the cost of investing in the Government/REPO Portfolio with the cost of investing in other mutual funds.
     This example assumes that you invest $10,000 in the Government/REPO Portfolio for the time periods indicated and then redeem all of your investment at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Government/REPO Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$9	$66	$129	$314

Principal Investment Strategies
     The Government/REPO Portfolio invests in U.S. Government obligations and repurchase agreements relating to such obligations, which provide for repayment within one year after purchase, including, without limitation, U.S. Treasury bills, notes and bonds, and securities issued by GNMA, FHLB, FNMA and other government agencies and corporations. The investments in the Government/REPO Portfolio are very short-term. The average maturity of investments in this Portfolio will not exceed seven days.
Principal Risks
     Although the Government/REPO Portfolio invests in securities which its investment advisor, BlackRock Institutional Management Corporation, believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. While this Portfolio seeks to maintain a constant net asset value of $1.00 per Participation Certificate, it is subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. An investment in the Government/REPO Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Government/REPO Portfolio seeks to preserve the value of your investment at $1.00 per Participation Certificate, it is possible to lose money by investing in this Portfolio.
Performance Information
     The following bar chart and table show the annual return and long-term performance of the Government/REPO Portfolio, and indicate the return volatility associated with an investment in this Portfolio. The bar chart shows how the performance of this Portfolio has varied from year to year for the last ten years. The table shows this Portfolio’s average annual return for one, five and ten years. The bar chart and the table assume reinvestment of dividends and distributions. The past performance of the Government/REPO Portfolio does not necessarily indicate how it will perform in the future.

Government/REPO Portfolio
Annualized Total Returns for Each Year
January 2000 – December 2009
During the period shown in the bar chart, the highest quarterly return for the Government/REPO Portfolio was 6.77% (for the quarter ended September 30, 2000) and the lowest quarterly return was 0.01% (for the quarter ended December 31, 2009).

	1 Year	5 Years	10 Years
Average Annual Total Returns (for the periods ended December 31, 2009):	0.07%	3.06%	2.94%
     The Government/REPO Portfolio seven-day average yield as of December 31, 2009 was 0.01%. You may obtain this Portfolio’s current seven-day yield by calling (800) 451-1188 or by visiting the Fund’s website at http://www.pif.com.

Investment Advisor
     BlackRock Institutional Management Corporation is the Government/REPO Portfolio’s investment advisor.
Purchase and Sale of Participation Certificates
     The Government/REPO Portfolio does not have minimum initial or subsequent investment requirements.
     The Government/REPO Portfolio’s participation certificates may be redeemed on any business day of the Fund. Investors must transmit redemption orders by telephone to (800) 821-9771.
Tax Information
     The Fund intends to make distributions from the Government/REPO Portfolio that may be taxed as ordinary income or capital gains.

MONEY MARKET PORTFOLIO
Investment Objective
     The Money Market Portfolio is a money market fund, which seeks a high level of current income and stability of principal. This Portfolio seeks an annual return at least equal to the 91-day U.S. Treasury bill bond equivalent yield.
Fees and Expenses
     This table describes the fees and expenses that you may pay if you buy and hold Participation Certificates of the Money Market Portfolio. Plan Investment Fund does not charge any form of sales load, redemption fee or exchange fee for the Money Market Portfolio.
     Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Management Fees	0.12%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses(1)	0.20%
Fee Waiver and Expense Reimbursements(2)	0.04%
Total Annual Portfolio Operating Expenses after Fee Waivers and Expense Reimbursements	0.16%

(1)	“Total Annual Portfolio Operating Expenses” has been restated downwards to reflect current fees and expenses and does not reflect any expenses of participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds which terminated on September 18, 2009.

(2)	As described under “Management of the Fund — Fee Waivers and Expense Reimbursement” in the Statement of Additional Information relating to this Prospectus, the Fund’s Investment Advisor and Administrator have agreed to waive certain fees otherwise payable by the Portfolios. The Investment Advisor and the Administrator cannot terminate such fee waivers prior to May 1, 2011 without the consent of the Board of Trustees of the Fund. The Fund expects to be able to continue some or all of such fee waivers beyond May 1, 2011 but it cannot be assured that Investment Advisor or the Administrator will agree to such continuance.

Example
     This example is intended to help you compare the cost of investing in the Money Market Portfolio with the cost of investing in other mutual funds.
     This example assumes that you invest $10,000 in the Money Market Portfolio for the time periods indicated and then redeem all of your investment at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Money Market Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 16	$60	$109	$251

Principal Investment Strategies
     The Money Market Portfolio invests in U.S. Government, bank and commercial obligations and repurchase agreements relating to such obligations, which provide for repayment within 397 days after purchase, including, without limitation, U.S. Treasury bills, bonds and notes, securities issued by government agencies and corporations, as well as bank certificates of deposit, bankers acceptances and commercial paper and other obligations issued by domestic corporations. The investments in the Money Market Portfolio are very short-term, although they may have longer maturities than investments in the Government/REPO Portfolio. The average maturity of investments in this Portfolio will not exceed 60 days.
Principal Risks
     Although the Money Market Portfolio invests in securities which its investment advisor, BlackRock Institutional Management Corporation, believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. While this Portfolio seeks to maintain a constant net asset value of $1.00 per Participation Certificate, it is subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per Participation Certificate, it is possible to lose money by investing in this Portfolio.
Performance Information
     The following bar chart and table show the annual return and long-term performance of the Money Market Portfolio, and indicate the return volatility associated with an investment in this Portfolio. The bar chart shows how the performance of this Portfolio has varied from year to year for the last ten years. The table shows this Portfolio’s average annual return for one, five and ten years, or the life of the Portfolio, if shorter. The bar chart and the table assume reinvestment of dividends and distributions. The past performance of the Money Market Portfolio does not necessarily indicate how it will perform in the future.

Money Market Portfolio
Annualized Total Returns for Each Year
January 2000 – December 2009
     During the period shown in the bar chart, the highest quarterly return for the Money Market Portfolio was 6.70% (for the quarter ended September 30, 2000) and the lowest quarterly return was 0.04% (for the quarter ended December 31, 2009).

	1 Year	5 Years	10 Years
Average Annual Total Returns (for the periods ended December 31, 2009):	0.46%	3.23%	3.04%
     The Money Market Portfolio seven-day average yield as of December 31, 2009 was 0.16%. You may obtain this Portfolio’s current seven-day yield by calling (800) 451-1188 or by visiting the Fund’s website at http://www.pif.com.

Investment Advisor
     BlackRock Institutional Management Corporation is the Money Market Portfolio’s investment advisor.
Purchase and Sale of Participation Certificates
     The Money Market Portfolio does not have minimum initial or subsequent investment requirements.
     The Money Market Portfolio’s participation certificates may be redeemed on any business day of the Fund. Investors must transmit redemption orders by telephone to (800) 821-9771.
Tax Information
     The Fund intends to make distributions from the Money Market Portfolio that may be taxed as ordinary income or capital gains.

INVESTMENT OBJECTIVES AND STRATEGIES
The Government/REPO Portfolio
     The Government/REPO Portfolio is a money market fund. The investment objective of the Government/REPO Portfolio is to maximize investment income, with a minimum annual target return equal to the yield on overnight repurchase agreements collateralized by U.S. Treasury obligations, while maintaining stability of principal and sufficient liquidity to accommodate daily withdrawal requests on a same day basis. The Board of Trustees may change the investment objective of the Government/REPO Portfolio without approval of the holders of the Participation Certificates.
     The Government/REPO Portfolio intends to achieve its investment objective by investing in a broad range of government obligations, and repurchase agreements relating to such obligations, having remaining maturities of one year or less, except that items of collateral securing portfolio securities which are subject to repurchase agreements may have maturities exceeding one year. At least 80% of the Government/REPO Portfolio’s net assets will be invested at all times in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies, and repurchase agreements relating to such obligations. Prior to any change in this Government/REPO Portfolio investment policy, the Fund will provide at least 60 days prior written notice of such change to the Participation Certificate holders of the Portfolio. The dollar-weighted average maturity of the Government/REPO Portfolio will not exceed seven days. The dollar-weighted average life to maturity of the Government/REPO Portfolio will not exceed 120 days. (Unlike weighted average maturity, the weighted average life of a portfolio is measured without reference to any provision of Rule 2a-7 under the Investment Company Act that permits a fund to shorten the maturity of an adjustable-rate security by reference to its interest rate reset dates.)
     The Government/REPO Portfolio will only purchase securities that present minimal credit risks as determined by BlackRock Institutional Management Corporation (“BlackRock”) and which either have a high quality rating from a nationally recognized rating agency or, if unrated, are of comparable quality as determined by BlackRock.
     The Government/REPO Portfolio will not acquire any security other than a Daily Liquid Asset (as hereinafter defined), if immediately after such acquisition, the Government/REPO Portfolio would have invested less than 10% of its total assets in Daily Liquid Assets. In addition, the Government/REPO Portfolio will not acquire any security other than a Weekly Liquid Asset (as hereinafter defined), if immediately after such acquisition, the Government/REPO Portfolio would have invested less than 30% of its total assets in Weekly Liquid Assets. Under Rule 2a-7 (as in effect as of May 5, 2010), “Daily Liquid Assets” are defined to mean cash, direct obligations of the U.S. Government, or securities that will mature or are subject to a demand feature that is irrevocable and payable within one business day, and “Weekly Liquid Assets” are defined to mean cash, direct obligations of the U.S. Government, certain other government securities, or securities that will mature or are subject to a demand feature that is irrevocable and payable within five business days.
The Money Market Portfolio
     The Money Market Portfolio is a money market fund. The investment objective of the Money Market Portfolio is to maximize investment income, with a minimum annual target return equal to the 91 day U.S. Treasury bill bond equivalent yield, while maintaining stability of principal and sufficient liquidity to accommodate reasonable daily withdrawal requests on a same day basis. The Board of Trustees may change the investment objective of the Money Market Portfolio without approval of the holders of the Participation Certificates.
     The Money Market Portfolio intends to achieve its investment objective by investing in a broad range of government obligations and repurchase agreements relating to such obligations, and bank and commercial obligations, having remaining maturities of 397 days or less, except that items of collateral securing portfolio securities, which are subject to repurchase agreements may have maturities exceeding 397 days. The dollar-weighted average maturity of the Money Market Portfolio will not exceed 60 days. The dollar-weighted average life to maturity of the Money Market Portfolio will not exceed 120 days.
     The Money Market Portfolio will only purchase securities that present minimal credit risks as determined by BlackRock and which either have a high quality rating from a nationally recognized rating agency or, if unrated, are of comparable quality as determined by BlackRock.
     The Money Market Portfolio will not acquire any security other than a Daily Liquid Asset, if immediately after such acquisition, the Money Market Portfolio would have invested less than 10% of its total assets in Daily Liquid Assets. In addition, the Money Market Portfolio will not acquire any security other than a Weekly Liquid Asset, if immediately after such acquisition, the Money Market Portfolio would have invested less than 30% of its total assets in Weekly Liquid Assets.

Unusual Market Conditions/Temporary Defensive Periods
     During periods of unusual market conditions or during temporary defensive periods, each Portfolio may depart from its principal investment strategies. Each Portfolio may hold uninvested cash reserves, pending investment, during such periods. Uninvested cash reserves will not earn income.
Investments
     Set forth below are the principal investments of the Portfolios, as well as other investments which the Portfolios may make from time to time.
     Both Portfolios may:
          1. Purchase obligations issued by the U.S. Treasury. The Portfolios may also purchase obligations issued or guaranteed by agencies of the U.S. Government.
          2. Enter into repurchase agreements. Under a repurchase agreement, a Portfolio acquires an investment for a short period (usually not more than 60 days), subject to an obligation of the seller to repurchase and the Portfolio to resell the investment at an agreed price and time, which determines the yield during the holding period. The repurchase agreements are fully collateralized by U.S. Government securities.
          3. Borrow money by entering into reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of portfolio securities is considered to be disadvantageous. Under a reverse repurchase agreement, a Portfolio sells an investment that it holds, subject to an obligation of the Portfolio to repurchase the investment at an agreed price and time. Proceeds of reverse repurchase agreements used to provide liquidity to meet redemption requests may equal no more than five percent of the total assets of the Portfolio. Redemptions are the only use to which proceeds of reverse repurchase agreements will be put. The Fund will not use borrowings, including reverse repurchase agreements, to purchase additional securities. The Fund does not expect the use of reverse repurchase agreements to affect the net asset value of the Portfolios.
     The Money Market Portfolio may:
          1. Purchase bank obligations, such as certificates of deposit, bankers’ acceptances, bank notes and time deposits, issued or supported by the credit of U.S. branches of U.S. banks or U.S. branches of foreign banks with assets of at least $1 billion, if such obligations meet the Portfolio’s maturity limitations and quality standards for corporate debt obligations.
          2. Purchase commercial paper rated (at the time of purchase) at least “A-1” by Standard & Poor’s Corporation (“S&P”) or “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”).
          3. Purchase corporate bonds and notes rated (at the time of purchase) at least “AA” by S&P or at least “Aa” by Moody’s.
          4. Purchase variable amount master demand notes (“VAMD Notes”) issued by corporations, which are unsecured instruments that permit the indebtedness to vary and provide for periodic adjustments in the interest rate. Although such notes normally are considered illiquid and are not traded, the Fund may at any time demand payment from the issuers of the VAMD Notes, in less than seven days, of principal and accrued interest. VAMD Notes typically are not rated by credit rating agencies. Investment in VAMD Notes would be subject to the limitations on purchases of illiquid securities described under “Investment Strategies, Risks and Policies — Investment and Borrowing Limitations” in the Statement of Additional Information, as well as the liquidity requirements of the Portfolios described above.

     Neither Portfolio purchases unrated instruments unless that Portfolio’s investment advisor has determined the instrument to be of comparable quality to rated instruments, which that Portfolio may buy.
     Each investor should determine for itself the suitability of investing in the Fund, including with respect to investors that are insurance companies, whether such investments are permitted under applicable insurance laws and regulations.
Disclosure of Portfolio Holdings
     A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.
PRINCIPAL RISK FACTORS
     The principal risks of investing in the Government/REPO Portfolio and the Money Market Portfolio are described above. The following supplements that description.
     Interest Rate Risk. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. While the Government/REPO and Money Market Portfolios attempt to maintain a stable net asset value of $1.00 per Participation Certificate, if interest rates rise rapidly, these Portfolios may not be able to prevent the net asset level from falling below $1.00 per Participation Certificate.
     Credit Risk. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with corporate debt securities presenting somewhat higher credit risk. Credit quality ratings published by a nationally recognized rating agency are widely accepted measures of credit risk. The lower a security is rated by such a rating agency, the more credit risk it is considered to represent.
     Liquidity and Leverage Risks. Certain investment strategies employed by the Portfolios may involve additional investment risk. For example, variable and floating rate instruments may involve liquidity risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time and the price that the Fund would like. Reverse repurchase agreements and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of an investment portfolio.
     U.S. Economic Risk. The investments of the Government/REPO Portfolio and the Money Market Portfolio are dependent, in part, on a healthy U.S. economy and may be adversely affected when the U.S. economy weakens or its markets decline. In 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world. In September 2008, Lehman Brothers Holdings Inc. filed for bankruptcy, prompting one money market fund’s net asset value to fall below $1.00 per share after writing off debt issued by Lehman Brothers. Similar extraordinary events could cause adverse results for other money market funds, including the Government/REPO Portfolio and the Money Market Portfolio.

MANAGEMENT OF THE FUND
Investment Advisor
     BlackRock, the Investment Advisor to the Government/REPO Portfolio and the Money Market Portfolio, was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. The Investment Advisor is a wholly-owned indirect subsidiary of BlackRock, Inc., which had over $3.3 trillion of assets under management as of December 31, 2009. BlackRock, Inc. is an affiliated person of The PNC Financial Services Group, Inc.
     As Investment Advisor, BlackRock manages, and is responsible for all purchases and sales of securities of, the Government/REPO Portfolio and the Money Market Portfolio. BlackRock also acts as a servicing agent, maintains the financial accounts and records, and computes the net asset value and net income for both Portfolios of the Fund. BlackRock subcontracts certain administrative services to PNC Global Investment Servicing (U.S.), Inc. (“PNC GIS”). For the services provided and expenses assumed by it with respect to the Government/REPO Portfolio and the Money Market Portfolio, BlackRock is entitled to receive a fee, computed daily and payable monthly, based on such Portfolio’s average net assets.
     BlackRock may from time to time waive the fees otherwise payable to it, or it may reimburse a Portfolio for its operating expenses. Any fees waived or expenses reimbursed with respect to a particular year are not recoverable. For the year ended December 31, 2009, the Government/REPO Portfolio paid fees to BlackRock equal to .05% of its average net assets, and the Money Market Portfolio paid fees to BlackRock equal to .09% of its average net assets.
     A discussion regarding the basis for the Board of Trustees approving the investment advisory and service agreements between the Fund and BlackRock is available in the Fund’s semi-annual report to Participation Certificate holders for the period ended June 30, 2009.
Trustees
     The Trustees of the Fund are as follows:
Paul F. Brown is Vice President, Deputy General Counsel and Assistant Corporate Secretary of Blue Cross and Blue Shield Association.
Emil D. Duda is Senior Executive Vice President and Chief Financial Officer of The Lifetime Healthcare Companies.
John G. Foos is Chairman of the Fund.
Robert A. Leichtle is Executive Vice President, Chief Financial Officer and Treasurer of Blue Cross and Blue Shield of South Carolina.
Gerard T. Mallen is Treasurer and Finance Division Senior Vice President of Health Care Service Corporation.
Joseph F. Reichard is Vice President, Treasury Services and Assistant Treasurer of Highmark, Inc.

John C. Trifone is Vice President, Treasurer, CFO and CIO of Blue Cross and Blue Shield of Vermont.
Marilyn T. Tromans is Vice President and Chief Financial Officer of Blue Cross and Blue Shield of Kansas City.
Cynthia M. Vice is Senior Vice President and Chief Financial Officer of Blue Cross and Blue Shield of Alabama.
None of the Trustees is an “interested person” of the Fund under the Investment Company Act of 1940, as amended.

SHAREHOLDER INFORMATION
Pricing of Participation Certificates
     BlackRock determines the net asset value per Participation Certificate of the Government/REPO Portfolio and the Money Market Portfolio for purposes of pricing purchase and redemption orders as of 12 Noon (Eastern Time) and as of 4:00 P.M. (Eastern Time). This is only done on business days on which purchase orders or redemption orders are placed for that Portfolio and there is sufficient trading in instruments held by that Portfolio so that its net asset value per Participation Certificate might be affected materially. A business day of the Fund is any weekday other than the holidays observed by the Fund, which currently are: New Year’s Day, Martin Luther King’s Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. In computing net asset value per Participation Certificate, the Government/REPO Portfolio and the Money Market Portfolio use the amortized cost method of valuation. Although each Portfolio seeks to maintain a constant net asset value of $1.00 per Participation Certificate, it is possible to lose money by investing in a Portfolio.
Purchase of Participation Certificates
     The Fund, acting as its own distributor without the services of an underwriter, sells Participation Certificates of each Portfolio without a sales charge, at the net asset value per Participation Certificate next determined after receipt of a purchase order. Investors may open an account with the Fund by completing, and submitting to BCS, an application form which may be obtained by telephoning (toll-free) (800) 621-9215; the form requests information from the investor required to open an account for such investor. After the application form has been received and approved, an investor may place purchase orders for Participation Certificates on any business day by telephoning (800) 821-9771 and indicating the amount and the Portfolio of the Participation Certificates desired.
     Purchase orders for the Government/REPO Portfolio and the Money Market Portfolio which are received by 12 Noon (Eastern Time) will be executed at the net asset value determined at 12 Noon (Eastern Time) that day if PFPC Trust Company (“PFPC”) receives funds by Fed wire by 4:00 P.M. (Eastern Time). In addition, purchase orders for the Government/REPO Portfolio and the Money Market Portfolio which are received after 12 Noon (Eastern Time) but before 3:00 P.M. (Eastern Time) will be executed at the net asset value determined at 4:00 P.M. (Eastern Time) that day if PFPC receives funds by Fed wire by 4:00 P.M. (Eastern Time). Orders tendered after 3:00 P.M. (Eastern Time), and orders for which payment has not been received by PFPC by 4:00 P.M. (Eastern Time), will not be deemed to have been received on that day and notice will be given to the investor placing the order.
     Investors must pay for Participation Certificates of each Portfolio by Fed wire to PFPC. The Portfolios do not have minimum initial or subsequent investment requirements. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending investor. Each Portfolio may in its discretion reject any orders for purchase of Participation Certificates. Unless the purchaser designates a specific Portfolio, all purchases automatically will be made in the Money Market Portfolio.

Redemption of Participation Certificates
     Investors must transmit redemption orders by telephone to (800) 821-9771. The Fund will redeem Participation Certificates at the net asset value per Participation Certificate next determined after receipt of the redemption order.
     The Fund will pay for redeemed Participation Certificates for which a redemption order is received on a business day before 3:00 P.M. (Eastern Time) in Federal funds wired to the redeeming investor’s account on the same business day. The Fund will pay for redemption orders which are received on a business day after such time (or on a day when PNC Bank is closed) in Federal funds wired on the next business day following redemption that PNC Bank is open for business. An investor receives no dividend for the day on which Participation Certificates are redeemed; therefore, investors that do not place redemption orders by the times indicated may wish to wait until the morning of the following business day to do so.
     The Fund may suspend the right to redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its Participation Certificates) for the periods permitted under the Investment Company Act as determined by the SEC by rules and regulations.
     Further Information Regarding the Portfolios. Investors may in effect transfer all or part of their investments from one Portfolio to another by placing simultaneous redemption and purchase orders. These orders will be executed in sequence in accordance with the procedures discussed above.
     If any investor ceases to be a member or licensee of the Blue Cross and Blue Shield Association or a related organization (a “BCBS Investor”), the Fund may redeem the Participation Certificates held by such investor, without the investor’s consent.
Payment in Kind
     Investors may request that redemption order proceeds consist of securities held by the Portfolio in lieu of cash. Prior to placing a payment in kind redemption order, an investor must provide BlackRock Investments, LLC with written instructions identifying the custodial account to receive the securities to be distributed. The securities to be distributed shall represent a pro rata share of each security held in the Portfolio, in accordance with Rule 17a-5 under the Investment Company Act. Under guidelines established by the Board of Trustees, the Investment Advisor shall have the authority to make adjustments to the mix of securities to establish round lots that are more easily traded; however, these adjustments may not materially change the maturity, quality and liquidity characteristics of the remaining Portfolio.
     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other property.
Additional Purchase and Redemption Information
     The Fund has not adopted a market timing policy because the Portfolios seek to maintain a stable net asset value of $1.00 and because the Portfolios are generally used for short-term investment or cash management purposes. There can be no assurances, however, that the Portfolios may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.
Dividends and Distributions
     Investors in the Portfolios are entitled to dividends and distributions arising only from the net income and capital gains, if any, earned on investments held by that Portfolio. Each Portfolio declares net income daily as a dividend to Participation Certificate holders of record at the close of business on the date of declaration. The Fund pays dividends monthly. Dividends will be reinvested in additional Participation Certificates or, if the investor so elects by checking the appropriate box on the application form, will be transmitted to such investor by wire within five business days after the end of the month (or within five business days after a redemption of all of the investor’s Participation Certificates). The Government/REPO Portfolio and the Money Market Portfolio do not expect to realize net long-term capital gains.
Anti-Money Laundering Requirements
     The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from its Participation Certificate holders to enable it to form a reasonable belief that it knows the true identity of its Participation Certificate holders.
TAXES
     As long as each Portfolio meets the requirements for being a regulated investment company, it pays no federal income tax on the earnings it distributes to holders of Participation Certificates. The Portfolios met these requirements in the last taxable year, and intend to qualify in future years.
     Dividends you receive from the Fund, whether reinvested or taken as cash, are generally taxable. Dividends from long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. The Fund expects that substantially all of the dividends from the Fund will be taxable as ordinary income.
     PNC GIS, as transfer agent, will send each holder of Participation Certificates or its authorized representative an annual statement designating the amount, if any, of dividends and distributions made during each year and their federal tax treatment.
     Dividends declared in December of any year, and payable to holders of record on a specified date in December, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.
     The foregoing discussion is only a brief summary of some of the federal tax considerations generally affecting the Portfolios and holders of Participation Certificates. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolios or holders of Participation Certificates, and this discussion is not intended as a substitute for careful tax planning. Investors in the Portfolios should consult their tax advisors concerning their own tax situation.
FINANCIAL HIGHLIGHTS
     The financial highlights tables are intended to help you understand the financial performance of the Portfolios for the periods indicated. Certain information reflects financial results for a single Participation Certificate. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the financial statements of the Fund, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

Government/REPO Portfolio
     The table below sets forth selected financial data for a Government/REPO Portfolio Participation Certificate outstanding throughout each period presented.

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	12/31/09		12/31/08	12/31/07	12/31/06	12/31/05
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00

Income From Investment Operations:
Net Investment Income	0.001		0.020	0.050	0.050	0.032

Net Realized Gain (Loss) on Investments	—		—	—	—	—

Total Income From Investment Operations	0.001		0.020	0.050	0.050	0.032

Less Distributions:
Dividends to PC holders from Net Investment Income	(0.001)		(0.020)	(0.050)	(0.050)	(0.032)

Total Dividends and Distributions	(0.001)		(0.020)	(0.050)	(0.050)	(0.032)

Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return	0.07%		1.92%	5.15%	5.06%	3.20%

Ratios/Supplemental Data:
Net Assets, End of Period (000)	$181,926		$443,571	$415,405	$885,468	$718,146

Ratio of Net Total Expenses to Average Net Assets (1)	0.12	%(3)	0.11%	0.10%	0.10%	0.10%

Ratio of Net Investment Income to Average Net Assets (2)	0.08%		1.84%	5.09%	4.96%	3.19%

(1)	Without the waiver of a portion of advisory and administration fees, the ratio of total expenses to average daily net assets would have been 0.29%, 0.25%, 0.22%, 0.22% and 0.24% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(2)	Without the waiver of a portion of advisory and administration fees, the ratio of net investment income to average daily net assets would have been (0.09%), 1.70%, 4.97%,4.84% and 3.05% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(3)	The effect of participating in the Treasury Guarantee Program on expenses for the year ended December 31, 2009 was 0.03%.

Money Market Portfolio
     The table below sets forth selected financial data for a Money Market Portfolio Participation Certificate outstanding throughout each year presented.

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	12/31/09		12/31/08	12/31/07	12/31/06	12/31/05
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00

Income From Investment Operations:
Net Investment Income	0.005		0.030	0.050	0.049	0.030

Net Realized Gain (Loss) on Investments(1)	—		—	—	—	—

Total Income From Investment Operations	0.005		0.030	0.050	0.049	0.030

Less Distributions:
Dividends to PC holders from Net Investment Income	(0.005)		(0.030)	(0.050)	(0.049)	(0.030)

Total Dividends and Distributions	(0.005)		(0.030)	(0.050)	(0.049)	(0.030)

Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return	0.46%		2.67%	5.12%	4.92%	3.05%

Ratios/Supplemental Data:
Net Assets, End of Period (000)	$1,136,929		$1,215,820	$461,251	$143,329	$189,193

Ratio of Net Total Expenses to Average Net Assets (2)	0.19	%(4)	0.20%	0.23%	0.27%	0.28%

Ratio of Net Investment Income to Average Net Assets (3)	0.47%		2.56%	4.84%	4.80%	3.02%

(1)	Less than $0.01 per share.

(2)	Without the waiver of a portion of advisory and administration fees, the ratio of total expenses to average daily net assets would have been 0.23%, 0.23%, 0.25%, 0.30% and 0.31% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(3)	Without the waiver of a portion of advisory and administration fees, the ratio of net investment income to average daily net assets would have been 0.43%, 2.53%, 4.82%, 4.77% and 2.99% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(4)	The effect of participating in the Treasury Guarantee Program on expenses for the year ended December 31, 2009 was 0.02%.

WHERE TO FIND MORE INFORMATION
     The Statement of Additional Information (the “SAI”) includes additional information about the Fund. The SAI is incorporated by reference into and is legally part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Participation Certificate holders.
     Investors can get free copies of the above-named documents, request other information about the Fund, and make shareholder inquiries, by calling BCS (toll free) at (800) 621-9215. The Fund makes available its Prospectus and Annual and Semi-Annual Reports, free of charge, at the Fund’s website at http://www.pif.com.
     Information about the Fund (including the Fund’s SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the SEC’s EDGAR database and the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
The Fund’s SEC File No. is 811-04379.

PLAN INVESTMENT FUND, INC.
Statement of Additional Information
April 30, 2010
     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the current Prospectus of Plan Investment Fund, Inc. (the “Fund”), dated April 30, 2010, as it may from time to time be supplemented or revised. No investment in Participation Certificates should be made without reading the Prospectus of the Fund. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus and Annual and Semi-Annual Reports of the Fund may be obtained, without charge, by calling BCS Financial Services Corporation (“BCS“) (toll free) at (800) 621-9215.

GENERAL INFORMATION
     The Fund is a Maryland corporation and was incorporated on August 6, 1985. The Fund is a diversified, open-end management investment company. The Fund consists of two portfolios: the Government/REPO Portfolio and the Money Market Portfolio. Each Portfolio is represented by a class of Participation Certificates separate from those of the Fund’s other Portfolio. The Government/REPO Portfolio commenced operations on June 1, 1995. The Money Market Portfolio commenced operations on March 11, 1987.
INVESTMENT STRATEGIES, RISKS AND POLICIES
     See the Prospectus for a description of the investment strategies, risks and policies of the Fund. The following discussion supplements such description and relates to principal investments as well as other investments of the Fund.
Additional Information on Portfolio Instruments
     Examples of the types of U.S. Government obligations that the Fund may hold include, in addition to U.S. Treasury bills, notes and bonds, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration and International Bank for Reconstruction and Development.
     With respect to the repurchase agreements (“Repurchase Agreements”) described in the Prospectus, securities subject to Repurchase Agreements will be held by PFPC Trust Company (“PFPC”) or in the Federal Reserve/Treasury book-entry system. Repurchase Agreements are considered to be loans under the Investment Company Act. The Repurchase Agreements are collateralized by U.S. Government securities the market value of which, on a daily basis, including accrued interest, if any, is at least equal to 100% of the purchase price plus accrued interest under the Repurchase Agreements. The Fund will perfect its security interest in the collateral securing the Repurchase Agreements in accordance with U.S. Treasury Regulations and the applicable commercial transaction law of the state in which such collateral is located. If the seller defaults in its obligation to repurchase the underlying instrument, which in effect constitutes collateral for the seller’s obligation, at the price and time fixed in the Repurchase Agreement, the Fund might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. Each Portfolio will enter into Repurchase Agreements only with those banks and dealers determined by that Portfolio’s Investment Advisor to meet the Portfolio’s respective quality standards as established by the Fund’s Board of Trustees. These standards require an independent review by the Portfolio’s Investment Advisor of the operating history and financial condition of the sellers to evaluate their creditworthiness and the risk of their becoming involved in bankruptcy proceedings or otherwise impairing the quality of the Repurchase Agreement during its contemplated term. The Investment Advisor will monitor the creditworthiness of the seller during the life of a Repurchase Agreement.
     With respect to the variable amount master demand notes (“VAMD Notes”) described in the Prospectus, the Investment Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, VAMD Notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.
     The Fund may also invest in collateralized mortgage obligations (“CMOs”), which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the types of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. The Fund may also invest in other asset-backed securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets, such as trade receivables. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets are subject to prepayments, which shorten the securities’ weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made.
     The maturity of the instruments in which the Fund invests normally shall be deemed to be a period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. An instrument issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment date. An instrument which has a demand feature that entitles the holder to receive the principal amount of such instrument from the issuer upon no more than seven days’ notice and which has a variable rate of interest may be deemed to have a maturity equal to the longer of the period remaining until the interest rate will be readjusted or the period remaining until the principal amount owed can be received through demand. An instrument, which has a variable rate of interest may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. An instrument which has a demand feature that entitles the holder to receive the principal amount of such instrument from the issuer upon no more than seven days’ notice and which has a floating rate of interest may be deemed to have a maturity equal to the period of time remaining until the principal amount owed can be received from the issuer through demand.
     The Appendix attached hereto contains a description of the rating symbols used by Standard & Poor’s Corporation and Moody’s Investors Service, Inc. for bonds and commercial paper in which the Portfolios invest.

Investment and Borrowing Limitations
     Below is a complete list of the Portfolios’ investment limitations that may not be changed without the affirmative vote of the holders of a “majority” of the outstanding Participation Certificates of the respective Portfolios (as defined herein under “Miscellaneous”).
The Portfolios may not:
          1. Borrow money, except from commercial banks for temporary purposes, and then in amounts not in excess of 5% of the total assets of the respective Portfolio at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amount borrowed or 5% of the total assets of the respective Portfolio at the time of such borrowing. This borrowing provision applies to Reverse Repurchase Agreements whose proceeds are utilized to provide liquidity to meet redemption requests when liquidation of portfolio securities is considered disadvantageous. At no time shall the level of funds borrowed to meet redemption requests exceed 5% of the total assets of the respective Portfolio; the interest expenses associated with such credit arrangements will be charged to the income of the respective Portfolio; and any new cash flows must be applied to retiring such Portfolio borrowings.
          2. Purchase any securities, which would cause 25% or more of the total assets of the respective Portfolio at the time of such purchase to be invested in the securities of issuers conducting their principal business activities in the same general industry. There is no limitation for the Portfolios with respect to investments in U.S. Government obligations or for the Money Market Portfolio in obligations of domestic branches of U.S. banks. (The Fund interprets “domestic branches of U.S. banks” for purposes of this investment limitation to include U.S. branches of foreign banks, if such branches are subject to the same regulation as U.S. banks.)
          3. Purchase securities of any issuer, other than those issued or guaranteed by the U.S. Government, Federal agencies and government-sponsored corporations, if immediately after such purchase more than 5% of the total assets of the respective Portfolio would be invested in such issuer; except that up to 100% of the total assets of the Government/REPO Portfolio and the Money Market Portfolio may be invested in Repurchase Agreements with maturities not greater than seven days without regard to this 5% limitation.
          4. Purchase securities, if immediately after such purchase more than 5% of the total assets of the respective Portfolio would be invested in securities which are illiquid, including Repurchase Agreements with maturities greater than seven days and VAMD Notes with greater than seven days’ notice required for sale.
          5. Make loans, except that each Portfolio may purchase or hold debt instruments, and may enter into Repurchase Agreements, in accordance with its investment objectives and policies.
          6. Purchase securities issued by Health Plans Capital Service Corporation.
          7. Purchase or sell commodities or commodity contracts, including futures contracts, or invest in oil, gas or mineral exploration or development programs.
          8. Acquire voting securities of any issuer or acquire securities of other investment companies.

          9. Purchase or sell real estate. (However, each Portfolio may purchase bonds and commercial paper issued by companies, which invest in real estate or interests therein.)
          10. Purchase securities on margin, make short sales of securities or maintain a short position.
          11. Act as an underwriter of securities.
          12. Issue senior securities, except to the extent that certain investment policies related to Reverse Repurchase Agreements discussed herein and in the Prospectus may be deemed to involve the issuance of senior securities within the meaning of the Investment Company Act.
Portfolio Transactions
     Purchases and sales of securities for each Portfolio usually are principal transactions. The Investment Advisor normally purchases securities on behalf of the Portfolios directly from the issuer or from an underwriter or market maker of the securities. The Portfolios usually pay no brokerage commissions for such purchases. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. While the Investment Advisor intends to seek the best price and execution for portfolio transactions on an overall basis, the Fund may not necessarily pay the lowest spread or commission available on each transaction.
     The Investment Advisor of each Portfolio determines the allocation of transactions, including their frequency, to various dealers in its best judgment under the general supervision of the Board of Trustees of the Fund and in a manner deemed fair and reasonable to Participation Certificate holders.
     The Investment Advisor of each Portfolio makes investment decisions for such Portfolio independently from those for the other investment companies advised by the Investment Advisor. It may happen, on occasion, that the same security is held in one or more of such other investment companies. Simultaneous transactions are likely when the same investment advisor advises several investment companies, particularly when a security is suitable for the investment objectives of more than one of such investment companies. When two or more investment companies advised by the Investment Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective investment companies, both as to amount and price, in accordance with a method deemed equitable to each investment company. In some cases this system may adversely affect the price paid or received by a Portfolio or the size of the security position obtainable or sold for a Portfolio.
     The Fund will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into Repurchase Agreements or Reverse Repurchase Agreements with, BlackRock Institutional Management Corporation (“BlackRock”), the Fund’s Investment Advisor, or any affiliates, officers or employees of BlackRock, provided that the Fund may execute portfolio transactions with dealers affiliated with BlackRock in accordance with the terms of an applicable exemptive order issued by the SEC.
DISCLOSURE OF PORTFOLIO INFORMATION
     The Board of Trustees of the Fund has adopted policies and procedures concerning the disclosure of the portfolio holdings of the Fund. The policies and procedures provide that the Fund will only release information about its portfolio holdings as follows:

•	Information which has previously been made public may be freely released.

•	Government and/or regulatory entities, such as the SEC or a court of law, have the right to review portfolio holdings.

•	Portfolio holdings may be reviewed by third parties for legitimate business reasons, subject to additional requirements, including approval by the Fund’s chief compliance officer or his designee and an acceptable confidentiality agreement (including an agreement not to trade).

•	The Fund will publicly disclose its portfolio holdings as required in accordance with SEC Forms N-CSR, N-Q or other applicable SEC forms. In addition, the Fund may disclose its portfolio holdings on its website at http://www.pif.com at such intervals and to such extent as it shall determine, and shall disclose its portfolio holdings on its website at such intervals and to such extent as shall be required by applicable SEC rules.
     Except as set forth above, the policies and procedures do not apply differently to different categories of persons. In considering a request for disclosure, the chief compliance officer or his designee will consider whether the requesting third party has a legitimate purpose for reviewing the portfolio holdings and whether such disclosure poses any material risk. In connection with the review, the chief compliance officer or his designee will consider any possible conflicts of interest that may arise in connection with such requested disclosure. The Fund’s chief compliance officer is required to notify the Board of Trustees of new third parties approved to receive portfolio holdings pursuant to the procedures at the next meeting of the Board of Trustees.
     The Fund does not have any policies or procedures with respect to the receipt of compensation or other consideration by the Fund, its investment advisor, or any other party in connection with the disclosure of information about portfolio securities.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
     Under the Investment Company Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption (i) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted (trading shall be deemed restricted as determined by the SEC by rules and regulations), or (ii) for any period during which an emergency exists (an emergency shall be deemed to exist as determined by the SEC by rules and regulations) as a result of which disposal or valuation of portfolio securities is not reasonably practical, or for such other periods as the SEC, or any successor governmental authority, may by order permit for the protection of Participation Certificate holders of the Portfolios. (The Fund may also suspend or postpone the recording of the transfer of its Participation Certificates by the transfer agent upon the occurrence of any of the foregoing conditions.)
     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other property; investors will incur expenses in disposing of redemption proceeds which are paid in this manner. The Fund has elected to commit itself to pay all redemption proceeds in cash up to the lesser of $250,000 or 1% of the respective Portfolio’s net asset value for any Participation Certificate holder within a 90 day period pursuant to a notification of election filed with the SEC under, and in accordance with the guidelines set forth in, Rule 18f-1 under the Investment Company Act. (See “Net Asset Value” below for an example of when such redemption or form of payment might be appropriate.)
     The Fund will not issue certificates representing Participation Certificates unless requested to do so by its investors. If such certificates have been issued representing Participation Certificates to be redeemed, prior to effecting a redemption with respect to such Participation Certificates, BlackRock Investments, LLC (“BlackRock Investments”) must have received such certificates properly endorsed (i.e., duly executed with signatures guaranteed by a commercial bank, a trust company or a member firm of a domestic securities exchange). BlackRock Investments reserves the right to request additional documentation in order to confirm that a transaction is properly authorized. Participation Certificate holders having questions regarding proper documentation or desiring to request certificates representing Participation Certificates should contact BlackRock Investments.
Transfer Payments
     A BCBS Investor investing in the Government/REPO Portfolio or the Money Market Portfolio may direct that payment upon redemption of Participation Certificates in the Portfolio be used to purchase Participation Certificates of the Government/REPO Portfolio or the Money Market Portfolio for another BCBS Investor by a transfer of the redeemed Participation Certificates to the second BCBS Investor. Such a transfer is made by a redemption and simultaneous purchase in the name of the second BCBS Investor. A BCBS Investor may not request a transfer from its Government/REPO Portfolio or its Money Market Portfolio account in a dollar amount greater than the dollar amount held in such investor’s account on the business day prior to the date of such request. Such transfers may be effected at any time prior to 4:00 P.M. (Eastern Time). There is no limit on the number of transfers that a BCBS Investor can place in any one day, nor on the total number of such transfers by all BCBS Investors per day.
NET ASSET VALUE
     The Fund calculates the net asset value per Participation Certificate of each Portfolio by dividing the total value of the assets belonging to each Portfolio, less the value of any liabilities charged to that Portfolio, by the total number of outstanding Participation Certificates of that Portfolio.
     As stated in the Fund’s Prospectus, the Government/REPO Portfolio and Money Market Portfolio securities are valued on the basis of amortized cost. In connection with their use of amortized cost valuation, the Portfolios limit the dollar-weighted average maturity of their investments to not more than seven days for the Government/REPO Portfolio and 60 days for the Money Market Portfolio, and do not purchase any instrument with a remaining maturity of more than one year for the Government/REPO Portfolio and 397 days for the Money Market Portfolio at the time of purchase, except that items of collateral securing securities subject to Repurchase Agreements may bear longer maturities. The Fund’s Board of Trustees also has established procedures that are intended to stabilize these Portfolios’ net asset value per Participation Certificate for purposes of sales and redemptions at $1.00. Such procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the Portfolios’ net asset value per Participation Certificate calculated by using available market quotations deviates from $1.00 per Participation Certificate. In the event such deviation exceeds 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the amount of any deviation from a Portfolio’s $1.00 amortized cost price per Participation Certificate may result in material dilution or other unfair results to investors or existing Participation Certificate holders of the respective Portfolio, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Portfolio’s average maturity; withholding or reducing dividends; redeeming Participation Certificates in kind; reducing the number of the Portfolio’s outstanding Participation Certificates without monetary consideration; or utilizing a net asset value per Participation Certificate determined by using available market quotations.
     Investors should also be aware that although procedures exist which are intended to stabilize the net asset value of the Government/REPO Portfolio and the Money Market Portfolio at $1.00 per Participation Certificate, the value of the underlying assets of the Portfolios will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations in the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the Portfolios’ yields may tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios’ yields may tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of its Participation Certificates will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolios, thereby reducing the Portfolios’ current yield. In periods of rising interest rates, the opposite can be expected to occur.

MANAGEMENT OF THE FUND
Trustees and Officers
     The Trustees and Officers of the Fund, along with certain information concerning each of them, are as follows:
Trustees

Number of
		Term of		Portfolios in	Other Trusteeships/-
		Office(1) and	Principal	Fund Complex	Directorships Held by
Name,	Position(s)	Length of	Occupation(s)	Overseen by	Trustee During Past
Address, and Age	Held with Fund	Time Served	During Past 5 Years	Trustee	5 Years
Paul F. Brown 225 North Michigan Avenue Chicago, IL 60601 Age 45	Trustee	6 Years	2005 to Present - Vice President, Deputy General Counsel and Assistant Corporate Secretary, Blue Cross and Blue Shield Association	Two	None

Emil D. Duda 165 Court Street Rochester, NY 14647 Age 58	Trustee	8 Years	2005 to Present – Senior Executive Vice President and Chief Financial Officer, The Lifetime Healthcare Companies	Two	None

John G. Foos P.O. Box 386 1016 Lorien Drive	Chairman	6 Years	November 2008 to present – retired;	Two	Transatlantic Holdings, Inc.
Gwynedd Valley, PA 19437 Age 60	Trustee	8 Years	2005 to November 2008 – Senior Vice President and Chief Financial Officer, Independence Blue Cross

Robert A. Leichtle 1-20 East at Alpine Road Columbia, SC 29219 Age 63	Trustee	9 Years	2005 to Present - Executive Vice President, Chief Financial Officer and Treasurer, Blue Cross and Blue Shield of South Carolina	Two	None

(1)	Term of office is one year.

Number of
		Term of		Portfolios in	Other Trusteeships/-
		Office(1) and	Principal	Fund Complex	Directorships Held by
Name,	Position(s)	Length of	Occupation(s)	Overseen by	Trustee During Past
Address, and Age	Held with Fund	Time Served	During Past 5 Years	Trustee	5 Years
Gerard T. Mallen 300 East Randolph Street 14th Floor Chicago, IL 60601 Age 55	Trustee	5 Years	December 2008 to present – Treasurer and Finance Division Senior Vice President Health Care Service Corporation;	Two	None

2005 to December 2008 – Vice President Treasury Operations, Health Care Service Corporation (HCSC) (Blue Cross and Blue Shield of Illinois, Oklahoma, Texas and New Mexico

Joseph F. Reichard, CCM 120 Fifth Avenue, Ste 911 Pittsburgh, PA 15222 Age 62	Trustee	12 Years	2005 to Present - Vice President, Treasury Services and Assistant Treasurer, Highmark, Inc. (Insurance company)	Two	None

John C. Trifone 445 Industrial Lane Berlin, VT 05602 Age 55	Trustee	3 Years	September 2008 to Present – Vice President, Treasurer, CFO and CIO, Blue Cross Blue Shield of Vermont;	Two	None

September 2005 to September 2008 – Vice President, Treasurer and Chief Financial Officer, Blue Cross Blue Shield of Vermont;

2005 to February 2006 – Corporate Vice President, Information Technology & Development, Vice President, Finance, Blue Cross and Blue Shield of Mississippi

(1)	Term of office is one year.

Number of
		Term of		Portfolios in	Other Trusteeships/-
		Office(1) and	Principal	Fund Complex	Directorships Held by
Name,	Position(s)	Length of	Occupation(s)	Overseen by	Trustee During Past
Address, and Age	Held with Fund	Time Served	During Past 5 Years	Trustee	5 Years
Marilyn T. Tromans 2301 Main Kansas City, MO 64108 Age 56	Trustee	3 Years	2005 to Present – Vice President and Chief Financial Officer, Blue Cross and Blue Shield of Kansas City	Two	None

Cynthia M. Vice 450 Riverchase Parkway Birmingham, AL 35242 Age 50	Trustee	1 Year	April 2009 to Present – Senior Vice President and Chief Financial Officer, Blue Cross and Blue Shield of Alabama;	Two	None

2005 to April 2009 - Vice President, Internal Audit and Information Security, Blue Cross and Blue Shield of Alabama

(1)	Term of office is one year.

None of the Trustees is an “interested person” of the Fund under the Investment Company Act of 1940, as amended.

Executive Officers

Term of Office(1)
Name,	Position(s)	and Length of	Principal Occupation(s)
Address, and Age	Held with Fund	Time Served	During Past 5 Years
Dale E. Palka 2 Mid America Plaza Suite 200 Oakbrook Terrace, IL 60181 Age 61	President and Chief Executive Officer Chief Compliance Officer	6 Months 5 Years	May 2009 to Present - Senior Vice President, BCS Financial Corporation 2005 to May 2009 – Senior Vice President, BCS Financial Services Corporation

Joseph S. Castellon 2 Mid America Plaza Suite 200 Oakbrook Terrace, IL 60181 Age 39	Treasurer	6 Months	June 2009 to Present – Assistant Vice President, BCS Financial Corporation; July 2006 to November 2008 – Vice President, Suburban Bank and Trust Company; 2005 to July 2006 – Vice President, Harris Bank

Sandra K. Strutz 2 Mid America Plaza Suite 200 Oakbrook Terrace, IL 60181 Age 54	Secretary	7 Years	2005 to Present – Assistant Corporate Secretary, BCS Financial Corporation

(1)	Term of office is one year.

Leadership Structure and Board of Trustees
     The business and affairs of the Fund are managed under the direction of the Board of Trustees. At the present time, there are nine Trustees serving on the Board, including the Chairman of the Board. The Chairman presides at meetings of the Board of Trustees and at meetings of Participation Certificate holders. The Chairman, John Foos, is not an “interested person” (as defined in the Investment Company Act) of the Fund. The Board exercises risk oversight of the Fund through receiving and reviewing compliance reports from, and making inquiries of, BCS as administrator of the Fund and BlackRock as the Fund’s investment advisor. These reports are prepared monthly and provided to the Board on a periodic basis. The Board also exercises risk oversight by receiving and reviewing annual reports from the Fund’s Chief Compliance Officer and making inquiries of and having meetings with the Chief Compliance Officer.
     All of the Trustees, except for Mr. Foos and Mr. Brown, hold chief financial officer or similar senior financial management positions with members or licensees of the Blue Cross and Blue Shield Association (the “Association”) and certain related organizations, which are the only entities that are permitted to purchase Participation Certificates. Mr. Foos previously held such a senior financial management position. Mr. Brown holds a senior legal position with the Association and manages a corporate venture capital fund that invests in privately held companies. Six of the Trustees have served as Trustees of the Fund for more than five years.
     Each of the Trustees, with the exception of Mr. Brown, has significant senior management experience overseeing investment activities for an insurance company or similar entity. This experience has led the Fund to conclude that these individuals are well qualified to serve as Trustees of the Fund, which focuses its investment activities on current income and stability of principal. Mr. Brown has significant senior management experience with respect to legal matters, which has led the Fund to conclude that he is well qualified to serve as a Trustee of the Fund, which is subject to extensive and detailed legal requirements. In addition, Mr. Brown is qualified to serve as a Trustee of the Fund due to investment experience with the venture capital fund referred to above. While the current Trustees all have investment experience and skills and financial management or legal management experience and skills, future Trustees may have additional or different experience and skills.
     The Fund has concluded that the interests of the Fund and its Participation Certificate holders are served by having several Trustees who have long-term experience as Trustees of the Fund, as well as some highly experienced Trustees with shorter Fund tenures, who may bring new perspectives to management of the Fund. The Fund also has concluded that its leadership structure, in which all or most of the Trustees are or have been affiliated with investors or potential investors in the Fund, aligns the interests of the Trustees with the interests of such investors with respect to risk oversight of the Fund and other matters.

Committees of The Board of Trustees
     The Board of Trustees has a standing Audit Committee and a standing Nominating Committee.
Audit Committee
     The purpose of the Audit Committee is to assist the Board of Trustees in fulfilling its governance responsibilities by, among other things, inquiring:
•	whether management has maintained the reliability and integrity of Fund policies and financial reporting and disclosure practices;

•	whether management has established and maintained processes to assure that an adequate system of internal control is functioning;

•	whether management has established and maintained processes to assure compliance by the Fund with applicable laws and regulations;

•	about and evaluating the performance and qualifications of financial management and the independent auditors, and

•	by encouraging open communication among management, the independent auditors and the Board of Trustees.
     The Audit Committee is responsible for identifying the independent auditors for selection by the Board of Trustees to audit the Fund’s financial statements, reviewing the auditor’s fees, reviewing and approving the scope of the audit and pre-approving certain audit and non-audit services to be provided to the Fund, and in certain cases, non-audit services provided to the Fund’s investment advisor and certain affiliated parties. The members of the Audit Committee are Emil D. Duda, John C. Trifone and Marilyn T. Tromans. The Audit Committee met twice during the Fund’s most recent fiscal year.

Nominating Committee
     The purpose of the Fund’s Nominating Committee is to gather information and make recommendations to the PC holders of nominees for election as Trustees of the Fund. The members of the Nominating Committee are Robert A. Leichtle and Joseph F. Reichard. The Nominating Committee met once during the Fund’s most recent fiscal year.
     The Nominating Committee will consider PC holders’ recommendations of potential nominees for election as Trustees. Recommendations of potential nominees for election at the annual meeting of PC holders should be submitted in writing to the Fund at its principal office.
Ownership of Securities

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen
Name of	Dollar Range of Equity	by Trustee in Family of
Trustee	Securities in the Fund	Investment Companies

     As of December 31, 2009, none of the Fund’s Trustees had “beneficial ownership” (as such term is defined by Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of equity securities in the Fund or any registered investment companies overseen by the Trustee within the same family of investment companies as the Fund.

Name of
Owners and
Name of	Relationships			Value of	Percent of
Trustee	To Trustee	Company	Title of Class	Securities	Class

     As of December 31, 2009, none of the Fund’s Trustees who are not interested persons of the Fund or their immediate family members were record owners or “beneficial owners” (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of equity securities of an investment advisor of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor of the Fund.
Compensation Information
     The Fund reimburses its Trustees for out-of-pocket expenses related to attending meetings. Trustees who are not employed by Blue Cross and/or Blue Shield Plans, or any subsidiaries or affiliates thereof, are paid $500 for participation in each regular meeting and $150 for participation in each telephonic meeting. The Fund does not pay any compensation to its other Trustees or to its Officers for acting in such capacities. No director, officer or employee of BlackRock, PFPC or PNC Global Investment Servicing (U.S.), Inc. (“PNC GIS”) is eligible to serve as a Trustee or Officer of the Fund. The Trustees and Officers of the Fund in their individual capacities own none, and cannot own any, of the Fund’s Participation Certificates. For the year ended December 31, 2009, a total of $12,157 was paid by the Fund for Trustee meeting expenses.

Total
		Pension or		Compensation
		Retirement		From
		Benefits	Estimated	Fund and
		Accrued	Annual	Fund
Name of	Aggregate	as Part	Benefits	Complex
Person,	Compensation	of Fund	Upon	Paid to
Position	From Fund	Expenses	Retirement	Trustees
John G. Foos Chairman and Trustee	$1,150	—	—	$1,150
     Except as set forth above, for the fiscal year ended December 31, 2009, the Fund did not pay any remuneration to, or accrue any retirement benefits for, any of its Trustees or Officers.
Investment Advisor and Service Agent
     The services BlackRock provides as Investment Advisor are described briefly in the Fund’s Prospectus. More specifically, BlackRock supervises the sales of portfolio securities, and places orders for such transactions. As Service Agent for both Portfolios of the Fund, BlackRock maintains financial and other books and records, including appropriate journals and ledgers; verifies trade tickets; calculates weighted average maturity, dividends and yields; prepares unaudited financial statements; prepares or assists in the preparation of regulatory filings; computes net asset value and the market value of assets of the Fund; prepares reports to the Board of Trustees of the Fund; and performs related administrative services. BlackRock agrees to abide by applicable legal requirements in providing these services. BlackRock subcontracts certain administrative services to PNC GIS.
     For the services provided and expenses assumed by it with respect to the Government/REPO Portfolio and the Money Market Portfolio, BlackRock is entitled to receive a fee, computed daily and payable monthly, at the following annual rates:

Annual Fee	Portfolio Annual Net Assets
.20%	of the first $250 million
.15%	of the next $250 million
.12%	of the next $250 million
.10%	of the next $250 million
.08%	of amounts in excess
of $1 billion.
     For the years ended December 31, 2007, 2008 and 2009 BlackRock was paid $562,901, $342,425 and $175,341 respectively, net of $1,033,565, $762,903 and $474,675 waived fees, as investment advisor and service agent for the Government/REPO Portfolio. For the same periods BlackRock was paid fees of $442,150, $1,318,347 and $1,425,911 respectively, net of $74,801,

$188,195 and $425,014 waived fees, as investment advisor and service agent for the Money Market Portfolio.
Custodian and Transfer Agent
     PFPC acts as custodian of the Fund’s assets and PNC GIS acts as the Fund’s transfer agent and dividend disbursing agent. Both PFPC and PNC GIS are wholly owned subsidiaries of The PNC Financial Services Group, Inc (“PNC”). PFPC and PNC GIS earn fees from the Fund for serving in these capacities. PFPC has its principal offices at 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153. As custodian, PFPC, among other things, collects income of and payments to the Fund; executes and delivers proxies, consents and other authorizations for the Fund; delivers, releases and exchanges securities held for the Fund when necessary; makes payments of cash to, or for the account of, each Portfolio for the purchase of securities for each Portfolio, for the redemption of Participation Certificates, and for the payment of interest, dividends, taxes and management fees; and furnishes the Fund with various confirmations, summaries and reports. PFPC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC shall remain responsible for the performance of its duties under the Custodian Agreement and shall hold the Fund harmless for the acts and omissions of any bank or trust company serving as sub-custodian. For the services provided and expenses assumed by PFPC as custodian, PFPC is entitled to receive a fee, computed daily and payable monthly, at the following annual rates:

Fund’s Average
Annual Fee	Annual Gross Assets*
.025%	of the first $5 million
.020%	of the next $5 million
.015%	of the next $10 million
.010%	of the next $10 million
.008%	of amounts in excess of $30 million
plus $10 for each purchase, sale or maturity transaction with an annual minimum of $5,000.

*	Based on the average of the assets included in the Fund’s net asset value on each day in such month that such value is calculated.
     PNC GIS has been retained to act as transfer agent for the Fund. PNC GIS has its principal business address at 301 Bellevue Parkway, Wilmington, Delaware 19809. As transfer agent, PNC GIS, among other things, issues and redeems Participation Certificates, processes dividends, prepares various communications to Participation Certificate holders, answers correspondence from Participation Certificate holders, keeps records of the accounts of each Participation Certificate holder and prepares and submits various reports to the Fund. For the services provided and expenses assumed by PNC GIS as transfer agent, PNC GIS is entitled to receive a fee, computed daily and payable monthly, equal to $15.00 per master account and sub-account per Portfolio per year, prorated in the case of accounts maintained for only a portion of a full year, plus $1.00 for each master account purchase or redemption transaction, plus $5.00 for each outgoing wire of Federal funds, provided that the minimum annual fee payable to PNC GIS shall be $5,000.
     On February 2, 2010, PNC entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”). Under the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of both PNC and BNY Mellon, PNC has agreed to sell to BNY Mellon (the “Stock Sale”) all of the issued and outstanding shares of PNC GIS, PFPC and PFPC Distributors, Inc. The Stock Sale is expected to close in the third quarter of 2010.
Administrator
     BCS, a wholly-owned subsidiary of BCS Financial Corporation, which has its principal office at 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181, serves as the Fund’s administrator. BCS acts generally in a supervisory capacity with respect to the Fund’s overall operations and Participation Certificate holder relations. BCS’s administrative services include maintaining the Fund’s Oakbrook Terrace, Illinois office; maintaining financial and accounting records other than those maintained by the Investment Advisor or its agents; supervising the performance of administrative and professional services to the Fund by others; monitoring, and notifying the Fund of, the eligibility of the Fund’s present and prospective investors; receiving and processing applications from present and prospective investors in the Fund; and accumulating information for and coordinating (but not paying for) the preparation of reports to the Fund’s Participation Certificate holders and the SEC.
     For its administrative services, BCS is entitled to receive a fee from the Fund calculated daily and paid monthly at an annual rate not to exceed .05% of the average daily net assets. For the years ended December 31, 2007, 2008 and 2009 BCS was paid $235,466, $134,246 and $49,718 respectively, net of $378,443, $214,355 and $132,662 waived fees as administrator for the Government/REPO Portfolio. For the same periods BCS was paid fees of $145,312, $495,607 and $612,982 respectively, net of $7,316, $69,880 and $153,243 waived fees as administrator for the Money Market Portfolio.
Fee Waivers and Expense Reimbursement
     BlackRock has agreed to reduce the fees otherwise payable to it to the extent necessary to reduce the ordinary operating expenses of the Portfolios so that they individually do not exceed 0.30 of one percent (0.30%) of each Portfolio’s average daily net assets for the year. In addition, (i) BlackRock and BCS have agreed to waive fees such that the Government/REPO Portfolio’s ordinary operating expenses do not exceed 0.10 of one percent (0.10%) of average daily net assets; (ii) BlackRock has agreed to waive fees to cap the total expense of the Money Market Portfolio at 17.5 basis points for those assets up to $1 billion, 16.0 basis points for those assets between $1 billion and

$2 billion, and 15.5 basis points for those assets above $2 billion; and (iii) BCS has agreed to waive one basis point of its contractual fees relating to the Money Market Portfolio. BlackRock and BCS cannot terminate the foregoing additional fee waivers prior to May 1, 2011 without the consent of the Board of Trustees of the Fund.
For the Government/Repo Portfolio, BCS has further agreed that if for any day, after giving effect to all other fee waivers and all expenses, including without limitation, any extraordinary expenses, the “portfolio yield” would be less than 0.01%, BCS shall waive that portion of its fees for such day so that after giving effect to such waiver and the other fee waivers, the portfolio yield for such day would be not less than 0.01%. BCS has agreed that if after giving effect to such waiver and the other fee waivers, the portfolio yield for such day would be less than 0.01%, BCS shall waive all of its fees for such day. BlackRock has further agreed that if for any day, after giving effect to the other fee waivers and the BCS fee waiver, the portfolio yield would be less than 0.01%, BlackRock shall waive that portion of its fees for such day so that after giving effect to such waiver, the other fee waivers and the BCS fee waiver, the portfolio yield for such day would be not less than 0.01%. BlackRock has agreed that if after giving effect to such waiver, the other fee waivers and the BCS fee waiver, the portfolio yield for such day would be less than 0.01%, BlackRock shall waive all of its fees for such day. BlackRock and BCS cannot terminate this portfolio yield fee waiver prior to May 1, 2011 without the consent of the Board of Trustees of the Fund.
     BlackRock also has agreed that if, in any fiscal year, the expenses borne by the Government/REPO Portfolio and the Money Market Portfolio exceed the applicable expense limitations imposed by the securities regulations in any state in which Participation Certificates of the Portfolios are registered or qualified for sale to the public, they will reimburse the respective Portfolio for any excess to the extent required by such regulations.
Expenses
     The Fund’s ordinary operating expenses generally consist of fees for legal, accounting and other professional services, rating agency fees, fees of BlackRock, PFPC, PNC GIS and BCS, costs of Federal and state registrations and related distributions to Participation Certificate holders, certain insurance premiums as well as the costs associated with maintaining corporate existence. Other costs include taxes, brokerage fees, interest and extraordinary expenses. For the year ended December 31, 2009, expense ratios were .12% for the Government/REPO Portfolio, and .19% for the Money Market Portfolio. Without the waiver of a portion of the advisory, administrator and service agent fees, the ratio of expenses to average daily net assets would have been .29% for the Government/REPO Portfolio, and .23% for the Money Market Portfolio.
ADDITIONAL INFORMATION CONCERNING TAXES
     The following summarizes certain additional tax considerations generally affecting the Portfolio and holders of Participation Certificates that are not described in the Fund’s Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Portfolio or holders of Participation Certificates or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
     The Portfolios met the requirements for being a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) in the last year and intend to qualify in future years. In order to so qualify for a taxable year, a Portfolio must distribute at least 90% of its gross income for the year, derive at least 90% of its gross income for the year from certain qualifying sources and comply with certain diversification requirements. A 4% nondeductible excise tax is imposed on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.
     If for any taxable year a Portfolio does not qualify for tax treatment as a regulated investment company, all of that Portfolio’s taxable income will be subject to tax at regular corporate rates without any deduction for distributions to holders of Participation Certificates of the Portfolio. In such event, dividend distributions to holders of Participation Certificates of the Portfolio would be taxable as ordinary income to the extent of that Portfolio’s earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.
     Each Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds paid to a Participation Certificate holder which has failed to provide a correct tax identification number in the manner required, is subject to withholding by the Internal Revenue Service for failure properly to include on its return payments of taxable interest or dividends, or has failed to certify to the Fund that it is not subject to backup withholding when required to do so or that it is an “exempt recipient.”
     Although each Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income tax, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Portfolios and holders of Participation Certificates under such laws may differ from the treatment under federal income tax laws. Holders of Participation Certificates are advised to consult their tax advisors concerning the application of state and local taxes.
     Although each Portfolio does not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed at least annually. A Portfolio will generally have no tax liability with respect to such gains, and the distributions will be taxable to holders of Participation Certificates of a Portfolio as long-term capital gains (20% or 28%, as applicable), regardless of how long a holder has held a Portfolio’s Participation Certificates. Such distributions will be designated as a capital gain dividend in a written notice mailed by a Portfolio to holders of its Participation Certificates not later than 60 days after the close of the Portfolio’s taxable year. Similarly, although each Portfolio does not expect to earn any investment company taxable income, taxable income earned by a Portfolio will be distributed to holders of its Participation Certificates. In general, a Portfolio’s investment company taxable income will be its taxable income (for example, any short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Portfolio will be taxed on any undistributed investment company taxable income of that Portfolio. To the extent such income is distributed by a Portfolio (whether in cash or additional shares), it will be taxable to holders of Participation Certificates of such Portfolio as ordinary income.
     The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.

DIVIDENDS
     Net income of each Portfolio for dividend purposes will consist of (i) interest accrued and dividends earned (including both original issue and market discount) less amortization of any premium, (ii) plus or minus all realized short-term gains and losses, if any, attributable to such Portfolio including such Portfolio’s pro rata share of the fees payable to, and the general expenses (for example, legal, accounting and Trustee’s fees) of, the Fund, prorated on the basis of relative net asset value of the Fund’s other Portfolios applicable to that period.
PERFORMANCE INFORMATION
Determination of Yield
     From time-to-time, the Fund may quote the Government/REPO Portfolio and the Money Market Portfolio “yield” and “effective yield” in communications to Participation Certificate holders that are deemed to be advertising. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the Government/REPO Portfolio and the Money Market Portfolio refers to the income generated by an investment in the Portfolios over a seven-day period as identified in the communication. This income is then annualized. This means that the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested weekly. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. For the seven-day period ending December 31, 2009, the Money Market Portfolio average yield was .16% and the effective yield was .16%. For the same period the Government/REPO Portfolio average yield was .01% and the effective yield was .01%.
     The yield of the Government/REPO Portfolio and the Money Market Portfolio was positively affected by fee waivers. (See “Investment Advisor and Service Agent,” “Administrator” and “Fee Waivers and Expense Reimbursement” under “Management of the Fund”.)
ADDITIONAL DESCRIPTION CONCERNING
VOTING OF PARTICIPATION CERTIFICATES
     The Fund’s Amended and Restated Articles of Incorporation provide that on any matter submitted to a vote of Participation Certificate holders, all Participation Certificates, irrespective of class, shall be voted in the aggregate and not by class except that (i) as to a matter with respect to which a separate vote of any class is required by the Investment Company Act or the General Corporation Law of the State of Maryland, such requirements as to a separate vote by that class shall apply in lieu of the aggregate voting as described above, and (ii) as to a matter which does not affect the interest of a particular class, only Participation Certificate holders of the affected class shall be entitled to vote thereon.
     Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted by the provisions of such Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a “majority” of the outstanding Participation Certificates (as defined herein under “Miscellaneous”) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, Rule 18f-2 exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of Rule 18f-2.
     The chart below sets forth those Participation Certificate holders each of which owned of record or beneficially 5% or more of the outstanding Participation Certificates of a Portfolio as of March 31, 2010.

	Percent of
	Participation
	Certificates Owned	Percent of Participation
	of Government /	Certificates Owned of
Participation Certificate holder	Repo Portfolio	Money Market Portfolio

BlueCross BlueShield Association	26.90%	16.98%
225 North Michigan Avenue Chicago, Illinois 60601

Health Care Services Corporation		40.97%
300 East Randolph Street Chicago, Illinois 60601

Blue Shield of California		7.34%
50 Beale Street San Francisco, CA 94105

NASCO LLC	6.03%
1200 Abernathy Rd Ste 1000 Atlanta, GA 30328

Capital Blue Cross	19.72%
2500 Elmerton Avenue Harrisburg, Pennsylvania 17177

Highmark, Inc.		5.99%
120 Fifth Avenue Fifth Ave Place Suite 954 Pittsburgh, PA 15222

Blue Cross & Blue Shield of South Carolina	32.44%	11.18%
4101 Percival Road AX-A31 Columbia, SC 29223

The Regence Group	11.11%
1800 Ninth Avenue MS 1025 Seattle, WA 98101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Deloitte & Touche LLP, with offices at 111 South Wacker Drive, Chicago, Illinois 60606 has been selected as the independent registered public accounting firm of the Fund for the year ending December 31, 2010.
COUNSEL
     Seyfarth Shaw LLP, 131 South Dearborn, Suite 2400, Chicago, Illinois 60603, will pass upon the legality of the Participation Certificates offered hereby.
MISCELLANEOUS
     As used in the Prospectus and in this Statement of Additional Information, the term “majority,” when referring to the approvals to be obtained from Participation Certificate holders, means the vote of the holders of more than 50% of the Fund’s outstanding Participation Certificates of each class affected by the matter with respect to which the vote is being taken.
     The Fund has chosen a calendar fiscal year.
     Purchase orders for Participation Certificates of each of the Portfolios are accepted by the Fund’s Transfer Agent, which is located in Wilmington, Delaware.
FINANCIAL STATEMENTS
     The audited financial statements and notes thereto for the Fund contained in the Fund’s Annual Report dated December 31, 2009, are incorporated by reference into this Statement of Additional Information. The financial statements and notes thereto for the Fund contained in the Fund’s Annual Report for the years ended December 31, 2009, 2008, 2007, 2006 and 2005 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report thereon also appears in such Annual Report and is also incorporated by reference herein.

APPENDIX
DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS
     The Fund may invest in securities which at time of purchase have ratings not lower than the following:

Type of
Security	Rating Agency	Rating	Summary of Rating
Bond	Moody’s Investors Service, Inc. (“Moody’s”)	Aaa	Obligations rated Aaa are judged to be of highest quality, with minimal risk.

Bond	Moody’s	Aa	Obligations rated Aa are judged to be of highest quality and are subject to very low credit risk.

Bond	Standard & Poor’s Corporation (“S & P”)	AAA	An obligation rated ‘AAA’ has the highest rating assigned by S & P. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

Bond	S & P	AA	An obligation rated ‘AA’ differs from the highest-rated obligations only in a small degree. The obligor’s capacity to meet financial commitment on the obligation is very strong.

Commercial Paper	Moody’s	Prime-1	Issuers (or supporting institutions) rated ‘Prime-1’ have a superior ability to repay short-term debt obligations.

Commercial Paper	S & P	A-1	An obligation rated ‘A1’ is rated in the highest category by S & P. The Obligor’s capacity to meet its financial commitment on the obligation is strong.

PART C
OTHER INFORMATION
Item 28. Exhibits

Exhibit No.	Description of Exhibit

(a)(1)	Form of Amended and Restated Articles of Incorporation of Registrant (incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A No. 2-99584, as filed with the SEC on April 19, 1996 (“PEA No. 13”))

(a)(2)	Articles of Amendment to Amended and Restated Articles of Incorporation of Registrant (incorporated by reference to Exhibit 1(a) of PEA No. 13)

(a)(3)	Articles of Amendment to Amended and Restated Articles of Incorporation of Registrant (incorporated by reference to Exhibit 1(b) of PEA No. 13)

(a)(4)	Articles Supplementary to the Charter of Registrant (incorporated by reference to Exhibit (a) (4) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A No. 2-99584, as filed with the SEC on April 17, 2006 (“PEA No. 24”))

(a) (5)	Articles Supplementary to the Charter of Registrant (incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A No. 2-99584, as filed with the SEC on April 30, 2009)

(b)	Bylaws of Registrant as Amended and Restated on June 22, 2005 (incorporated by reference to Exhibit (b) to PEA No. 24)

(c)	Not applicable

(d)(1)	Form of Investment Advisory and Service Agreement for the Money Market Portfolio dated as of September 29, 2006 (incorporated by reference to Exhibit (d) (1) of Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A No 2-99584 as filed with the SEC on April 19, 2007 (“PEA No. 25”))

(d)(2)	Form of Investment Advisory Agreement and Service Agreement for the Government/REPO Portfolio dated as of September 29, 2006 (incorporated by reference to Exhibit (d) (2) of PEA No. 25

(e)	Not applicable

(f)	Not applicable

Exhibit No.	Description of Exhibit

(g)(1)	Form of Custodian Agreement (incorporated by reference to Exhibit 8 of PEA No. 13)

(g)(2)	Form of Transfer Agency Agreement (incorporated by reference to Exhibit 8(a) of PEA No. 13)

(h)(1)	Form of Administration Agreement (incorporated by reference to Exhibit 9 of PEA No. 13)

(h)(2)	Assignment of Administration Agreement (incorporated by reference to Exhibit 9.1 of Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A No. 2-99584, as filed with the SEC on April 26, 2000)

(h)(3)	Powers of Attorney (incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A No. 2-99584, as filed with the SEC on March 1, 2010)

(i)	Opinion of Counsel (incorporated by reference to Exhibit 10 of PEA No. 13)

(j)	Consent of Deloitte & Touche LLP

(k)	Not applicable

(l)	Subscription Agreement (incorporated by reference to Exhibit 13 of PEA No. 13)

(m)	Not applicable

(n)	Not applicable

(o)	Not applicable

(p)	Not applicable (Portfolios are money market funds)

Item 29. Persons Controlled by or Under Common Control with Fund

None
Item 30. Indemnification
     Under Article IX of the Registrant’s Articles of Incorporation, any Trustee, Officer, employee or agent of the Registrant is indemnified to the fullest extent permitted by the General Corporation Law of the State of Maryland from and against any and all of the expenses and liabilities reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Trustee, Officer, employee or agent of the Registrant. This provision does not authorize indemnification when it is determined that such Trustee, Officer, employee or agent would otherwise be liable to Registrant or its Participation Certificate holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties (collectively, “Disabling Conduct”).

     The Registrant shall use reasonable and fair means to determine whether such indemnification shall be made. The determination that a person to be indemnified is not liable to the Registrant or its Participation Certificate holders by reason of Disabling Conduct, and therefore eligible for indemnification, shall be determined by (i) a final decision on the merits by a court or other body before whom such proceeding is brought or (ii) after their review of the facts, by vote of a majority of a quorum of Trustees who are neither “interested persons” (as defined in the Investment Company Act) nor parties to the proceeding (a “Disinterested Majority”) or by independent counsel in a written opinion to the Registrant. The Registrant’s indemnification policy permits the Registrant to advance attorneys’ fees or other expenses incurred by its Trustees, Officers, employees or agents in defending such a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is determined ultimately that he is entitled to indemnification. As a condition to such advance (i) the indemnities shall provide a security for his undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a Disinterested Majority, or an independent legal counsel in a written opinion to the Fund, shall determine, based on a review of readily available facts to the Fund, that there is reason to believe that the indemnities ultimately will be found entitled to indemnification.
     Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Advisor
     BlackRock Institutional Management Corporation (“BlackRock”) performs investment advisory services for Registrant and certain other investment companies and accounts. The information required by this Item 26 with respect to each director, officer and partner of BlackRock is incorporated by reference to Schedules A and D of Form ADV filed by BlackRock with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (SEC File No. 801-13304).
Item 32. Principal Underwriters
     Not applicable

Item 33. Location of Accounts and Records

Location
	(To the extent known)	Types of Records
1.	BCS Financial Services	Records relating to its
	Corporation	functions as administrator.
	2 Mid America Plaza	Minute Book, Bylaws and Amended and
	Suite 200	Restated Articles of Incorporation.
Oakbrook Terrace, IL 60181

2.	PNC GIS	Records relating to its functions
	760 Moore Road	as transfer agent
King of Punssia, PA 19406

3.	BlackRock Institutional	Records relating to its functions
	Management Corp.	as investment advisor and service
	100 Bellevue Parkway	agent for each of the Portfolios.
Wilmington, DE 19809

4.	PFPC Trust Company	Records relating to its function
	8800 Tinicum Boulevard	as custodian.
Philadelphia, PA 19153
Item 34. Management Services
     Not applicable
Item 35. Undertakings
     The Fund undertakes to furnish each person to whom a prospectus has been delivered with a copy of its latest annual report to Participation Certificate holders, upon request and without charge.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Plan Investment Fund, Inc., certifies that it meets all of the requirements for effectiveness of this post-Effective Amendment No. 29 to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 29 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 30th day of April, 2010.

PLAN INVESTMENT FUND, INC.
By:	/s/ Dale E. Palka
Dale E. Palka, President and Chief Executive Officer

ATTEST:

/s/ Joseph S. Castellon
Joseph S. Castellon, Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 29 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Dale E. Palka Dale E. Palka	President and Chief Executive Officer (Principal Executive Officer)	April 30, 2010

/s/ Joseph S. Castellon Joseph S. Castellon	Treasurer (Principal Financial and Accounting Officer)	April 30, 2010

*Paul F. Brown	Trustee	April 30, 2010
Paul F. Brown

*Emil D. Duda	Trustee	April 30, 2010
Emil D. Duda

*John G. Foos	Trustee	April 30, 2010
John G. Foos

*Robert A. Leichtle	Trustee	April 30, 2010
Robert A. Leichtle

*Gerard T. Mallen	Trustee	April 30, 2010
Gerard T. Mallen

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Signature	Title	Date

*Joseph F. Reichard	Trustee	April 30, 2010
Joseph F. Reichard

*John C. Trifone	Trustee	April 30, 2010
John C. Trifone

*Marilyn T. Tromans	Trustee	April 30, 2010
Marilyn T. Tromans

*Cynthia M. Vice	Trustee	April 30, 2010
Cynthia M. Vice

*	Executed on behalf of the indicated Trustees by Sandra K. Strutz, duly appointed attorney-in-fact.

By:	/s/ Sandra K. Strutz
Sandra K. Strutz, Attorney-in-fact

2

EXHIBITS

(j)	Consent of Deloitte & Touche LLP

1